                                                                   Exhibit 99.10

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                                ABOUT.COM, INC.

      FORM OF PROXY FOR SPECIAL MEETING OF STOCKHOLDERS - FEBRUARY 20, 2001

       (THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY)

      The undersigned stockholder of About.com, Inc. hereby appoints Scott P. Kurnit and Todd B. Sloan, and each of them, with full power of substitution, proxies to vote the shares of stock which the undersigned could vote if personally present at the Special Meeting of Stockholders of About.com, Inc. to be held at the Hotel Intercontinental, 111 East 48th Street, New York, New York 10017 on February 20, 2001 at 10:00 a.m. (New York time).

               (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)

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                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         SPECIAL MEETING OF STOCKHOLDERS
                                ABOUT.COM, INC.

                               FEBRUARY 20, 2001


             v  Please Detach and Mail in the Envelope Provided  v
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A |X|  Please mark your
       votes as in this
       example.

                                                           FOR  AGAINST  ABSTAIN
                                        1.  ADOPTION OF    |_|    |_|      |_|
                                            MERGER AGREEMENT
                                            Proposal to adopt the agreement and
                                            plan of merger by and among
                                            About.com, Inc. ("About"), PRIMEDIA
                                            Inc. ("PRIMEDIA") and Abracadabra
                                            Acquisition Corporation
                                            ("Abracadabra"), a newly-formed and
                                            wholly-owned subsidiary of PRIMEDIA,
                                            pursuant to which Abracadabra will
                                            merge with and into About, such that
                                            About will become a wholly-owned
                                            subsidiary of PRIMEDIA.

                                        2.  IN THEIR DISCRETION UPON SUCH OTHER
                                            MATTERS AS MAY PROPERLY COME BEFORE
                                            THE MEETING

                                        UNLESS OTHERWISE SPECIFIED, THIS PROXY
                                        WILL BE VOTED FOR PROPOSALS 1 AND 2 AS
                                        SET FORTH IN THE JOINT PROXY STATEMENT
                                        - CONSENT SOLICITATION - PROSPECTUS.


Signature(s) of Stockholder_______________________________________

Printed Name(s) of Stockholder_________________Dated:_____________

Note: Please date and sign exactly as your name appears on the envelope in which this material was mailed. If shares are held jointly, each stockholder should sign. Executors, administrators, trustees, etc. should use full title and, if more than one, all should sign. If the stockholder is a corporation, please sign full corporate name by an authorized officer. If the stockholder is a partnership, please sign full partnership name by an authorized person.

                       SPECIAL MEETING OF STOCKHOLDERS OF

                                ABOUT.COM, INC.

                               FEBRUARY 20, 2001

                         -----------------------------
                           PROXY VOTING INSTRUCTIONS
                         -----------------------------

TO VOTE BY MAIL
---------------
PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
--------------------------------------------
PLEASE CALL TOLL-FREE 1-800-PROXIES AND FOLLOW THE INSTRUCTIONS. HAVE YOUR CONTROL NUMBER AND THE PROXY CARD AVAILABLE WHEN YOU CALL.

TO VOTE BY INTERNET
-------------------
PLEASE ACCESS THE WEB PAGE AT "www.voteproxy.com" AND FOLLOW THE ON-SCREEN INSTRUCTIONS. HAVE YOUR CONTROL NUMBER AVAILABLE WHEN YOU ACCESS THE WEB PAGE.

                                                    ----------------
                           YOUR CONTROL NUMBER IS --
                                                    ----------------

             v  Please Detach and Mail in the Envelope Provided  v
--------------------------------------------------------------------------------

A |X|  Please mark your
       votes as in this
       example.

                                                           FOR  AGAINST  ABSTAIN
                                        1.  ADOPTION OF    |_|    |_|      |_|
                                            MERGER AGREEMENT
                                            Proposal to adopt the agreement and
                                            plan of merger by and among
                                            About.com, Inc. ("About"), PRIMEDIA
                                            Inc. ("PRIMEDIA") and Abracadabra
                                            Acquisition Corporation
                                            ("Abracadabra"), a newly-formed and
                                            wholly-owned subsidiary of PRIMEDIA,
                                            pursuant to which Abracadabra will
                                            merge with and into About, such that
                                            About will become a wholly-owned
                                            subsidiary of PRIMEDIA.

                                        2.  IN THEIR DISCRETION UPON SUCH OTHER
                                            MATTERS AS MAY PROPERLY COME BEFORE
                                            THE MEETING

                                        UNLESS OTHERWISE SPECIFIED, THIS PROXY
                                        WILL BE VOTED FOR PROPOSALS 1 AND 2 AS
                                        SET FORTH IN THE JOINT PROXY STATEMENT
                                        - CONSENT SOLICITATION - PROSPECTUS.


Signature(s) of Stockholder_______________________________________

Printed Name(s) of Stockholder_________________Dated:_____________

Note: Please date and sign exactly as your name appears on the envelope in which this material was mailed. If shares are held jointly, each stockholder should sign. Executors, administrators, trustees, etc. should use full title and, if more than one, all should sign. If the stockholder is a corporation, please sign full corporate name by an authorized officer. If the stockholder is a partnership, please sign full partnership name by an authorized person.